10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
Multi Sector Income
Security
QWEST
Advisor
EIMCO
Transaction Date
1/7/2010
Cost
$640,000
Offering Purchase
0.08%
Broker
Deutsche Bank
Underwriting Syndicate Members
Wells Fargo
Barclays
Bofa

Fund
Multi Sector Income
Security
BROCADE
Advisor
EIMCO
Transaction Date
1/13/2010
Cost
$655,000
Offering Purchase
0.22%
Broker
JP Morgan
Underwriting Syndicate Members
Wells Fargo
Barclays
Goldman Sachs

Fund
Multi Sector Income
Security
FAGE DAIRY
Advisor
EIMCO
Transaction Date
1/20/2010
Cost
$1,520,000
Offering Purchase
1.01%
Broker
Citi
Underwriting Syndicate Members
Wells Fargo

Fund
Multi Sector Income
Security
SORENSON
Advisor
EIMCO
Transaction Date
1/14/2010
Cost
$605,000
Offering Purchase
0.08%
Broker
Goldman
Underwriting Syndicate Members
Wells
Morgan Stanley

Fund
Multi Sector Income
Security
VIRGIN
Advisor
EIMCO
Transaction Date
1/13/2010
Cost
$1,975,000
Offering Purchase
0.40%
Broker
Goldman
Underwriting Syndicate Members
Wells
JP Morgan

Fund
Multi Sector Income
Security
TEEKAY
Advisor
EIMCO
Transaction Date
1/15/2010
Cost
$590,000
Offering Purchase
0.13%
Broker
Citi
Underwriting Syndicate Members
Wells
JP Morgan

Fund
Multi Sector Income
Security
HEXION
Advisor
EIMCO
Transaction Date
1/14/2010
Cost
240,000.00
Offering Purchase
0.2400%
Broker

Underwriting Syndicate Members
Wells

Fund
Multi Sector Income
Security
JARDEN CORP
Advisor
EIMCO
Transaction Date
1/14/2010
Cost
245,000.00
Offering Purchase
0.0891%
Broker
Deutsche Bank
Underwriting Syndicate Members
Wells Fargo
Goldman Sachs

Fund
Multi Sector Income
Security
AMSTED INDS
Advisor
EIMCO
Transaction Date
3/12/2010
Cost
460,000.00
Offering Purchase
0.0920%
Broker
Morgan Stanley
Underwriting Syndicate Members
Morgan Stanley
Wells Fargo Securities
Bank of America Merill Lynch

Fund
Multi Sector Income
Security
QVC INC
Advisor
EIMCO
Transaction Date
3/17/2010
Cost
730,000.00
Offering Purchase
0.1460%
Broker
JP Morgan
Underwriting Syndicate Members
JP Morgan
Barclays Capital
Wells Fargo Securities

Fund
Multi Sector Income
Security
BALL CORP
Advisor
EIMCO
Transaction Date
3/17/2010
Cost
500,000.00
Offering Purchase
0.1000%
Broker
Deutsche Bank
Underwriting Syndicate Members
Deutsche Bank
Bank of America Merill Lynch
Wells Fargo Securities

Fund
Multi Sector Income
Security
CONSOL CNX8 2017
Advisor
EIMCO
Transaction Date
3/26/2010
Cost
900,000.00
Offering Purchase
0.0720%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America Merill Lynch
PNC Capital Markets
RBS
Wells Fargo Securities

Fund
Multi Sector Income
Security
CONSOL CNX8 2020
Advisor
EIMCO
Transaction Date
3/26/2010
Cost
2,255,000.00
Offering Purchase
0.1503%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America Merill Lynch
PNC Capital Markets
RBS
Wells Fargo Securities

Fund
Multi Sector Income
Security
LBI Escrow
Advisor
EIMCO
Transaction Date
3/24/2010
Cost
1,840,000.00
Offering Purchase
0.0818%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America Merill Lynch
UBS Investment Bank
Barclays Capital
Wells Fargo Securities

Fund
Multi Sector Income
Security
Linn Energy LLC
Advisor
EIMCO
Transaction Date
3/30/2010
Cost
485,000.00
Offering Purchase
0.0373%
Broker
RBC
Underwriting Syndicate Members
RBC
Wells Fargo Securities

Fund
Multi Sector Income
Security
Wyle Services
Advisor
EIMCO
Transaction Date
3/23/2010
Cost
1,125,000.00
Offering Purchase
0.0643%
Broker
JP Morgan Securities
Underwriting Syndicate Members
JP Morgan Securities
Wells Fargo Securities
Barclays Capital

Fund
Multi Sector Income
Security
Parker Drilling
Advisor
EIMCO
Transaction Date
3/11/2010
Cost
460,000.00
Offering Purchase
0.1533%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America Merill Lynch
Wells Fargo Securities
Barclays Capital
Deutsche

Fund
Multi Sector Income
Security
Building Materials
Advisor
EIMCO
Transaction Date
3/10/2010
Cost
250,000.00
Offering Purchase
0.0769%
Broker
Deutsche
Underwriting Syndicate Members
Deutsche
Citi
Wells Fargo Securities


Fund
Multi Sector Income
Security
SUBURBAN PROPANE
Advisor
EIMCO
Transaction Date
3/10/2010
Cost
250,000.00
Offering Purchase
0.1000%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America Merill Lynch
Morgan Keegan & co
Wells Fargo Securities


Fund
Multi Sector Income
Security
Cincinatti Bell
Advisor
EIMCO
Transaction Date
3/10/2010
Cost
680,000.00
Offering Purchase
0.1088%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America Merill Lynch
Barclays Capital
Wells Fargo Securities
Deutsche Bank

Fund
Multi Sector Income
Security
AVIS BUDGET CAR
Advisor
EIMCO
Transaction Date
3/5/2010
Cost
345,000.00
Offering Purchase
0.0767%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America Merill Lynch
Citi
Barclays Capital
Wells Fargo Securities

Fund
Multi Sector Income
Security
MGM MIRAGE
Advisor
EIMCO
Transaction Date
3/9/2010
Cost
675,000.00
Offering Purchase
0.0799%
Broker
Bank of America
Underwriting Syndicate Members
Bank of America Merill Lynch
Barclays Capital
Wells Fargo Securities
JP Morgan